RYDEX | SGI FUNDS

Rydex Dynamic Funds Rydex ETF Trust Rydex Series Funds Rydex Variable Trust	Security Equity Fund Security Income Fund Security Large Cap Value Fund Security Mid Cap Growth Fund SBL Fund

Supplement dated February 16, 2010 to the currently effective Prospectuses and Statements of Additional Information for the above listed funds and their underlying series (the “Funds”):

On February 16, 2010, Security Benefit Corporation (“SBC”), the parent company of PADCO Advisors, Inc., PADCO Advisors II, Inc. and Security Investors, LLC, the Funds’ investment advisers, as applicable (the “Investment Advisers”), and certain of SBC’s affiliates entered into agreements with an investor group (the “Investors”) led by Guggenheim Partners, LLC (“Guggenheim”). Under the agreements, a special purpose vehicle owned by the Investors and managed by an affiliate of Guggenheim would receive a 100% ownership stake in SBC and consequently acquire control of the Investment Advisers and affiliates (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. While the parties expect the Purchase Transaction’s closing to take place on or about May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Purchase Transaction, the Boards of Directors/Trustees of the Funds (the “Boards”) have called special meetings of shareholders (the “Meetings”), at which shareholders of each of the Funds will be asked to consider the approval of new investment advisory agreements between the Funds and the Investment Advisers (the “New Advisory Agreements”), and certain new investment sub-advisory agreements on behalf of the Funds, as applicable (the “New Sub-Advisory Agreements” and together with the New Advisory Agreements, the “New Agreements”). This is necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Purchase Transaction will have the effect of terminating the Funds’ current investment advisory agreements with the Investment Advisers and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Current Agreements”). The terms of the New Agreements are substantially identical to the corresponding Current Agreements, except with respect to the date of execution.

At the Meetings, shareholders will be asked to approve New Advisory Agreements with respect to each Fund. In addition, shareholders of each of the Funds listed below also will be asked to consider the approval of the New Sub-Advisory Agreements as listed below:

List of Funds:	New Sub-Advisory Agreement(s):
Security Equity Fund – Rydex | SGI Alpha Opportunity Fund
Security Equity Fund – Rydex | SGI Global Fund
Security Equity Fund – Rydex | SGI Global Institutional Fund
SBL Fund – Series D (Global Series)
SBL Fund – Series Z (Alpha Opportunity Series)
New Sub-Advisory Agreement between Security Investors, LLC and Security Global Investors, LLC
Rydex Series Funds – Rydex | SGI Global 130/30 Strategy Fund Rydex Series Funds – Rydex | SGI Global Market Neutral Fund	New Sub-Advisory Agreement between PADCO Advisors, Inc. and Security Global Investors, LLC (“SGI”)
Rydex Variable Trust – Amerigo Fund Rydex Variable Trust – Berolina Fund Rydex Variable Trust – Clermont Fund	New Sub-Advisory Agreement between PADCO Advisors II, Inc. and CLS Investments, LLC
Rydex Variable Trust – International Opportunity Fund	New Sub-Advisory Agreement between PADCO Advisors II, Inc. and Valu-Trac Investment Management Limited
Rydex Series Funds – Rydex International Opportunity Fund	New Sub-Advisory Agreement between PADCO Advisors, Inc. and Valu-Trac Investment Management Limited

Although certain other current sub-advisory agreements also will terminate due to the Purchase Transaction, shareholders will not be asked to consider the approval of the corresponding New Sub-Advisory Agreements at the Meetings, because Security Investors, LLC, Security Equity Fund and SBL Fund have received an order from the Securities and Exchange Commission (“SEC”) that permits them to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with Security Investors, LLC. Below are the list of Funds and corresponding New Sub-Advisory Agreements that were approved by the Boards and are not subject to shareholder approval at the Meetings:

List of Funds:	New Sub-Advisory Agreement(s):
Security Equity Fund – Rydex | SGI Alpha Opportunity Fund and SBL Fund – Series Z (Alpha Opportunity Series)	New Sub-Advisory Agreement between Security Investors, LLC and Mainstream Investment Advisers, LLC (“Mainstream”)
SBL Fund – Series H (Enhanced Index Series)	New Sub-Advisory Agreement between Security Investors, LLC and Northern Trust Investments, N.A. (“Northern Trust”)
SBL Fund – Series N (Managed Asset Allocation Series)	New Sub-Advisory Agreement between Security Investors, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)

In addition to considering the New Agreements, the Boards of Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust and Rydex ETF Trust also approved certain changes to the Funds’ “fundamental investment policy” relating to borrowing money. The 1940 Act requires shareholder approval to amend “fundamental investment policies” adopted by a mutual fund. Accordingly, at the Meetings, shareholders of the underlying series of Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust and Rydex ETF Trust are being asked to consider the approval of changes to the Funds’ “fundamental investment policies” relating to borrowing money, which currently are more prohibitive than applicable law requires. This proposal is unrelated to the Purchase Transaction.

Supplement dated February 16, 2010 to the currently effective Prospectuses and Statements of Additional Information for Rydex Variable Trust – International Opportunity Fund and Rydex Series Funds – Rydex International Opportunity Fund (the “International Funds”):

With respect to the International Funds only, the Boards also approved certain changes to those Funds’ principal investment strategies pursuant to which the Funds will invest their assets according to a new international long/short strategy. In addition, the Boards approved changing each International Fund’s name to the “International Equity Long-Short Fund.” Although these changes do not require shareholder approval, shareholders are being asked to approve new investment sub-advisory agreements with SGI (the “SGI Sub-Advisory Agreements”), so that SGI can replace Valu-Trac Investment Management Limited, the Funds’ current sub-adviser (“Valu-Trac”), as sub-adviser and implement this new investment program. As noted above, shareholders are also being asked to approve New Sub-Advisory Agreements with Valu-Trac, so that Valu-Trac may continue to serve as sub-adviser to the Funds after the Purchase Transaction in the event that shareholder approval is not obtained with respect to the SGI Sub-Advisory Agreements or SGI is otherwise not appointed as sub-adviser.

Please Retain This Supplement For Future Reference